UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 3, 2022
Carlyle Secured Lending, Inc.
(Exact name of registrant as specified in charter)

Maryland	No. 814-00995	80-0789789
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Vanderbilt Avenue, Suite 3400 New York, New York		10017
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (212) 813-4900

N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common stock, $0.01 per share	CGBD	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On August 3, 2022, Carlyle Secured Lending, Inc. (the “Company”) held a Special Meeting of Stockholders (the “Special Meeting”). The following proposal was voted on at the Special Meeting: (1) to authorize the Company, with the approval of the Company’s Board of Directors, to sell or otherwise issue shares of the Company’s common stock, during the next 12 months following stockholder approval, at a price below the then-current net asset value per share, subject to certain limitations described in the proxy statement.

At the Special Meeting, holders of the outstanding shares of the Company’s common stock and the outstanding shares of the Company’s convertible preferred stock, series A (“preferred stock”), voting together as a single class, voted upon the proposal to authorize the Company, with the approval of the Company’s Board of Directors, to sell or otherwise issue shares of the Company’s common stock, during the next 12 months following stockholder approval, at a price below the then-current net asset value per share, subject to certain limitations described in the proxy statement.

As of April 21, 2022, the record date for the Special Meeting, there were 52,551,415 shares of common stock of the Company and 2,000,000 shares of preferred stock of the Company outstanding and entitled to vote. 28,050,593 shares of common stock and 2,000,000 shares of were present or represented at the Special Meeting, constituting a quorum.

The final voting results for the proposal submitted to a vote of stockholders at the Special Meeting are set forth below. The proposal was approved by the requisite vote.

Proposal 1. The authorization of the Company, with the approval of the Company’s Board of Directors, to sell or otherwise issue shares of the Company’s common stock, during the next 12 months following stockholder approval, at a price below the then-current net asset value per share, subject to certain limitations described in the proxy statement:

For	Against	Abstain	Broker Non-Votes
22,972,685	3,954,557	3,123,351	0

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARLYLE SECURED LENDING, INC.
(Registrant)

Dated: August 4, 2022	By:	/s/ Joshua Lefkowitz
Name: Joshua Lefkowitz
Title: Secretary